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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                      MFS(R) INTERNATIONAL
                      INVESTORS TRUST
                      (FORMERLY KNOWN AS MFS(R) INTERNATIONAL
                      GROWTH AND INCOME FUND)

                      SEMIANNUAL REPORT o NOVEMBER 30, 2001
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

------------
(1) Source: The Wall Street Journal Online December 14, 2001.

(2) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

For the six months ended November 30, 2001, Class A shares of the fund provided a total return of -9.24%, Class B shares -9.49%, Class C shares -9.44%, and Class I shares -9.05%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -12.20% return for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index which is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international fund as tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.15%.

Q. WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO OUTPERFORMING ITS BENCHMARK OVER THE LAST SIX MONTHS?

A. Although it was indeed a difficult investment environment over the period, we were able to find opportunities and invest in market sectors that helped the portfolio outperform its benchmark. In recent months, investors have seen the world's economy confirmed in a recession, while the tragic events of September 11 certainly contributed to market volatility and an overall decline in global equity performance. This portfolio, however, favors companies that we believe will perform regardless of the underlying economic conditions. Therefore, given the stable nature of their businesses, many of our holdings provided positive results despite an environment where most global equity markets produced negative returns.

Q.  WHAT DO YOU THINK SETS THIS PORTFOLIO APART FROM ITS COMPETITION?

A. In our view, the portfolio is more concerned with valuation and fundamentals than most international funds. In terms of our investment style, the big thing that sets us apart from our competition is our more conservative focus on companies, which we feel have visible, reliable and sustainable earnings and our prejudice against companies whose higher valuations are predominately justified by high forecasted growth rates. Therefore our focus remained on stocks that we believe have valuations that were lower than their industry average. That said, it is not valuation alone that drives the decision-making for the portfolio but rather the qualitative focus on companies and sectors that are not dependent upon growth or upon certain favorable macroeconomic conditions in order to deliver desired results.

Q. CAN YOU TELL ME MORE ABOUT THE SPECIFIC SECTORS ON WHICH YOU FOCUSED YOUR STRATEGY OVER THE PERIOD?

A. The sectors we favored over the period were similar to the ones that we have favored for some time now. Two such sectors are consumer staples and health care, sectors that our research shows are historically less dependent upon macroeconomic conditions to derive their growth and whose businesses year in and year out have been very reliable and sustainable over time. Although underweighted relative to its benchmark, our biggest absolute sector weighting was financial services. Within this sector we tended to favor segments that are less dependent upon equity markets and economic conditions, such as global retail banks and insurance companies. One area we particularly favored was property and casualty insurance. It's a segment of the market that has shown strong relative performance throughout the time period due in large part to a noticeable upswing in the cycle for insurance pricing which we think is sustainable over the long term. Healthcare, about 11% of the portfolio, was a segment of the market that fits very well with our defensive, conservative investment philosophy. The demand for healthcare, whether pharmaceutical or services, was less economically sensitive to world events of the day and we believe has more potential for reliable, predictable, and sustainable earnings development.

Q.  LET'S TALK ABOUT STOCKS. WHERE HAVE YOU BEEN FINDING OPPORTUNITIES?

A. Our largest holding within consumer staples has been Diageo, which we think has done a great job consolidating its market in alcohol and benefited from an upswing in underlying demand. In our view, Diageo has the top collection of leading brands within the spirit business and we believe it was well positioned to capture the bulk of the volume growth returning to the sector. Diageo is a classic example of what this portfolio tries to do -- find very good businesses with favorable business fundamentals that add to their valuations. Another holding that contributed to the portfolio's performance was the pharmaceutical company Sanofi-Synthelabo, based in France. Sanofi-Synthelabo has a new product called Plavix, which is replacing aspirin as a cardiovascular preventative drug, and its sales continue to exceed expectations. A third stock, Canadian National Railway, the national railway of Canada currently expanding into the United States, we think is an extremely well-run company in a generally overlooked industry that has derived excellent earnings growth while aggressively keeping costs low. Canadian National Railway has been one of our biggest individual relative contributors to the portfolio this year.

Q.  WHICH AREAS DETRACTED FROM PERFORMANCE?

A. Within the technology and telecommunications sector, Software AG, a writer of software for mainframe computers, continued to disappoint over the period due to pronounced decrease in demand. Our holdings in the energy services sector have, as a group, suffered considerably under continued downward pressures on oil prices, despite turbulence in the Middle East. It appears that the historical coordination of oil supply between OPEC and non-OPEC oil producing nations has seen a pronounced breakdown of late. Supply restrictions are not being adhered to and oil prices have decreased considerably over the last several months. Consequently, any stocks we have owned in energy or oil services have been particularly weak over the time period.

Q. WHAT ARE SOME OF YOUR THOUGHTS ON THE ECONOMIC CONDITIONS IN JAPAN? HAVE YOU FOUND OPPORTUNITIES?

A. The Japanese economy continued to struggle and appeared to be in its second recession in three years. We were underweighted relative to our benchmark in Japanese stocks during the period, and this weighting continued to drift lower. Any name that we do continue to favor in that marketplace could be one of three things: an exporter reliant on other countries for their growth and earnings, a business that benefits from economic weakness or uncertainty, or a business that is not macroeconomically sensitive at all. A large holding during the period was Canon -- a truly global company that makes copiers, printer engines, and toner cartridges and derives most of its revenue outside Japan. In terms of businesses that we think benefit from weak economic conditions, we liked Fast Retailing, a company that makes clothing priced below what most Japanese citizens can find in department stores. And finally, two Japanese companies that we believe were considerably less sensitive to macroeconomic instability are Asahi Breweries, one of the leading Japanese beer manufacturers and Nissin Food.

Q. THIS HAS BEEN AN EMOTIONAL AND DIFFICULT SIX MONTHS FOR GLOBAL INVESTORS. CAN YOU OFFER SOME PERSPECTIVE ON THE GLOBAL INVESTMENT ENVIRONMENT?

A. This was indeed a very volatile six-month period. Prior to the tragic events of September 11, an already eroding global equity market became even worse, then rebounded sharply and recovered a lot of those earlier losses. We believe these equity prices recovered at the end of the period as some of the fears of global economic meltdown eroded and confidence began to return to the markets. We think valuations are good, although not incredibly cheap any more, and we would expect to see a more consistent performance with lower volatility from global equities from this point. That said, we will continue to retain our conservative posture and take advantage where we can of segments of the market and companies that offer the greatest opportunity.

/s/ Steven R. Gorham                  /s/ Frederick J. Simmons
    Steven R. Gorham                      Frederick J. Simmons
    Portfolio Manager                     Portfolio Manager

Prior to January 1, 2001, MFS(R) International Investors Trust was known as MFS(R) International Growth and Income Fund. Effective January 1, 2001, the Fund's primary investment objective was changed to one seeking long-term growth of capital with a secondary objective to seek reasonable current income. See the prospectus for details.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

   STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE. HE JOINED THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. STEVE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including the exchange privilege and charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM
                            GROWTH OF CAPITAL WITH A SECONDARY OBJECTIVE TO SEEK REASONABLE CURRENT INCOME. THE FUND PURSUES ITS OBJECTIVES BY INVESTING PRIMARILY IN EQUITY SECURITIES OF ISSUERS WHOSE PRINCIPAL ACTIVITIES ARE OUTSIDE THE UNITED STATES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    OCTOBER 24, 1995

  CLASS INCEPTION:          CLASS A  OCTOBER 24, 1995
                            CLASS B  OCTOBER 24, 1995
                            CLASS C  JULY 1, 1996
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $64.8 MILLION NET ASSETS AS OF NOVEMBER 30, 2001
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distribution. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2001

CLASS A
                                                     6 Months      1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -9.24%     -14.42%      -3.05%     +17.07%     +26.88%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --       -14.42%      -1.03%     + 3.20%     + 3.98%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --       -18.48%      -2.62%     + 2.20%     + 3.15%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months      1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -9.49%     -14.91%      -4.51%     +14.18%     +23.05%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --       -14.91%      -1.53%     + 2.69%     + 3.46%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --       -18.41%      -2.41%     + 2.33%     + 3.46%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months      1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -9.44%     -14.89%      -4.53%     +14.11%     +23.28%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --       -14.89%      -1.53%     + 2.68%     + 3.49%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --       -15.69%      -1.53%     + 2.68%     + 3.49%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months      1 Year     3 Years     5 Years       Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -9.05%     -14.09%      -1.67%     +19.41%     +29.41%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --       -14.09%      -0.56%     + 3.61%     + 4.32%
-------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, October 24, 1995, through
  November 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      17.6%
              CONSUMER STAPLES                        17.1%
              UTILITIES & COMMUNICATIONS              13.1%
              HEALTH CARE                             11.8%
              BASIC MATERIALS                          8.6%

TOP 10 STOCK HOLDINGS

DIAGEO PLC  4.3%                          CANADIAN NATIONAL RAILWAY  2.6%
Worldwide consumer goods company          Railroad operator

AKZO NOBEL  3.3%                          SYNGENTA AG  2.5%
Diversified Dutch chemical company        Swiss agricultural chemical firm

SANOFI-SYNTHELABO  3.0%                   DANSKE BANK  2.5%
French pharmaceutical company             Danish Bank

VODAFONE GROUP  2.8%                      IBERDROLA S.A.  2.0%
British global industrial and             Spanish electric utility
telecommunications company
                                          TOTAL FINA S.A.  2.0%
ALTADIS S.A.  2.6%                        Oil exploration and production company
Tobacco manufacturer

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of the MFS International Investors Trust, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the fund were elected as follows:

                                                    NUMBER OF SHARES
                                            ----------------------------------
NOMINEE                                         FOR        WITHHOLD AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                           2,319,894.539           49,969.017
John W. Ballen                              2,319,894.539           49,969.017
Lawrence H. Cohn                            2,317,915.577           51,947.979
J. David Gibbons                            2,318,271.081           51,592.475
William R.Gutow                             2,319,894.539           49,969.017
J. Atwood Ives                              2,319,894.539           49,969.017
Abby M. O'Neill                             2,316,809.443           53,054.113
Lawrence T. Perera                          2,319,894.539           49,969.017
William J. Poorvu                           2,319,637.210           50,226.346
Arnold D. Scott                             2,319,894.539           49,969.017
J. Dale Sherratt                            2,317,915.577           51,947.979
Elaine R. Smith                             2,319,894.539           49,969.017
Ward Smith                                  2,317,915.577           51,947.979

ITEM 2. The amendment or removal of certain fundamental investment policies.

                                         NUMBER OF SHARES
----------------------------------------------------------
For                                         1,848,937.919
Against                                        29,359.036
Abstain                                        56,921.601
Broker Non-votes                              434,645.000

ITEM 3. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                         NUMBER OF SHARES
----------------------------------------------------------
For                                         2,300,916.112
Against                                        18,586.632
Abstain                                        50,360.812

ITEM 4. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the fund for the fiscal year ending May 31, 2002.

                                         NUMBER OF SHARES
----------------------------------------------------------
For                                         2,315,460.658
Against                                        10,533.971
Abstain                                        43,868.927

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 2001

Stocks - 93.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 88.0%
  Australia - 1.5%
    Australia & New Zealand Banking Group Ltd. (Banks & Credit Cos.)*       12,487           $   109,187
    QBE Insurance Group Ltd. (Insurance)*                                  175,622               648,646
    Tabcorp Holdings Ltd. (Gaming)                                          42,100               225,749
                                                                                             -----------
                                                                                             $   983,582
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Xl Capital Ltd. (Insurance)                                              4,400           $   409,112
--------------------------------------------------------------------------------------------------------
  Brazil - 0.4%
    Companhia de Bebidas das Americas, ADR (Beverages)                      12,110           $   237,356
--------------------------------------------------------------------------------------------------------
  Canada - 6.1%
    Alcan Aluminum Ltd. (Metals & Minerals)                                 27,030           $   975,448
    BCE, Inc. (Telecommunications)                                          21,210               488,254
    Canadian National Railway Co. (Railroad)                                35,154             1,567,868
    Manitoba Telecom Services (Telecommunications)                          24,645               544,390
    Quebecor World, Inc. (Printing & Publishing)                            16,730               363,163
                                                                                             -----------
                                                                                             $ 3,939,123
--------------------------------------------------------------------------------------------------------
  China - 0.1%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*                     20,000           $    70,653
--------------------------------------------------------------------------------------------------------
  Denmark - 2.3%
    Danske Bank (Banks & Credit Cos.)                                       95,140           $ 1,505,996
--------------------------------------------------------------------------------------------------------
  France - 9.9%
    Aventis S.A. (Pharmaceuticals)                                          13,010           $   908,939
    Carrefour S.A. (Supermarket)                                             5,990               310,379
    Castorama Dubois Investissement S.A. (Retail)*                           2,321               111,326
    Groupe Danone (Food & Beverage Products)                                   920               106,384
    Sanofi-Synthelabo S.A. (Medical & Health Products)                      26,538             1,839,805
    Scor S.A. (Insurance)                                                    6,200               221,967
    Societe Television Francaise 1 (Entertainment)                          18,307               444,703
    STMicroelectronics N.V. (Electronics)                                    4,115               139,692
    Suez S.A. (Water)                                                        3,500               105,805
    Technip S.A. (Construction)                                              7,400               871,606
    Total Fina S.A., ADR (Oils)                                             19,082             1,222,965
    Vivendi Environnement (Utilities)                                        2,820               103,561
                                                                                             -----------
                                                                                             $ 6,387,132
--------------------------------------------------------------------------------------------------------
  Germany - 5.1%
    Deutsche Post AG (Transportation - Services)                            35,030           $   494,806
    Fresenius AG, Preferred (Medical Supplies)                               6,010               503,325
    Fresenius Medical Care AG, Preferred (Medical Supplies)                  3,970               181,352
    HypoVereinsbank (Banks & Credit Cos.)                                    5,850               187,691
    Linde AG (Industrial)                                                   14,170               599,574
    Munchener Ruckvers AG (Financial Services)                               1,920               513,516
    ProSieben Sat.1 Media AG, Preferred (Broadcasting)                      51,570               341,815
    SAP AG, ADR (Computer Software - Systems)                                  920               113,718
    Software AG (Computer Software - Services)                               8,200               345,203
                                                                                             -----------
                                                                                             $ 3,281,000
--------------------------------------------------------------------------------------------------------
  Ireland - 1.1%
    Bank of Ireland (Banks & Credit Cos.)                                   68,680           $   609,015
    Jefferson Smurfit Corp. (Forest & Paper Products)                       60,700               132,610
                                                                                             -----------
                                                                                             $   741,625
--------------------------------------------------------------------------------------------------------
  Italy - 1.5%
    Assicurazioni Generali S.p.A. (Insurance)                               29,860           $   819,753
    San Paolo IMI S.p.A. (Banks & Credit Cos.)                              11,185               123,326
                                                                                             -----------
                                                                                             $   943,079
--------------------------------------------------------------------------------------------------------
  Japan - 11.7%
    Asahi Breweries, Ltd. (Food & Beverage Products)                        51,000           $   500,519
    Canon, Inc. (Business Machines)                                         32,000             1,083,205
    Dentsu, Inc. (Advertising)*                                                 11                41,968
    Fast Retailing Co. (Retail)                                              7,100               703,718
    Honda Motor Co., Ltd. (Automotive)                                      10,400               394,253
    Nissin Food Products Co., Ltd. (Food Products)                          30,100               649,939
    NTT DoCoMo, Inc. (Telecommunications)                                       54               705,739
    Secom Co., Ltd. (Business Services)                                     20,100             1,116,032
    Shionogi & Co., Ltd. (Pharmaceuticals)                                  19,000               326,203
    Shiseido Co., Ltd. (Consumer Products)                                  80,000               775,388
    Tokyo Broadcasting System, Inc. (Broadcasting)                          33,000               531,472
    Tokyo Gas Co. Ltd. (Gas)                                               282,000               769,153
                                                                                             -----------
                                                                                             $ 7,597,589
--------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Fomento Economico Mexicano S.A. (Food & Beverage Products)               8,725           $   296,999
--------------------------------------------------------------------------------------------------------
  Netherlands - 8.9%
    Akzo Nobel N.V. (Chemicals)                                             44,504           $ 2,007,064
    ING Groep N.V. (Financial Services)                                      8,184               214,048
    Koninklijke Ahold N.V. (Supermarkets)*                                  33,600               993,152
    Koninklijke Philips Electronics N.V. (Electronics)                       7,825               213,770
    Libertel N.V. (Cellular Phones)*                                        33,390               294,588
    OPG Groep NV (Pharmaceuticals)                                           3,520               121,385
    Royal Dutch Petroleum Co., ADR (Oils)                                   13,387               647,128
    Unilever N.V. (Food & Beverage Products)                               100,510               811,380
    Unilever N.V. (Food & Beverage Products)                                 2,500               142,416
    VNU N.V. (Publishing)*                                                  10,635               342,928
                                                                                             -----------
                                                                                             $ 5,787,859
--------------------------------------------------------------------------------------------------------
  Portugal - 0.3%
    Elec De Portugal (Utilities - Electric)                                 83,200           $   190,777
--------------------------------------------------------------------------------------------------------
  South Korea - 2.0%
    Samsung Electronics Co. (Electronics)##                                  3,700           $   352,388
    Korea Telecom Corp., ADR (Telecommunications)*                          25,860               601,245
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)*                           40,700               337,810
                                                                                             -----------
                                                                                             $ 1,291,443
--------------------------------------------------------------------------------------------------------
  Spain - 5.5%
    Acciona S. A. (Construction)                                             3,320           $   117,908
    Altadis S.A. (Tobacco)                                                 100,120             1,596,259
    Gas Natural SDG S.A. (Gas)                                              35,670               625,574
    Iberdrola S.A. (Utilities - Electric)                                   96,320             1,237,167
                                                                                             -----------
                                                                                             $ 3,576,908
--------------------------------------------------------------------------------------------------------
  Sweden - 1.4%
    Rottneros AB (Paper Products)                                          114,460           $   104,103
    Saab AB, "B" (Aerospace)                                                45,746               390,332
    Securitas AB (Consumer Goods & Services)                                23,710               423,512
                                                                                             -----------
                                                                                             $   917,947
--------------------------------------------------------------------------------------------------------
  Switzerland - 6.1%
    Nestle S.A. (Food & Beverage Products)*                                  2,607           $   539,451
    Novartis AG (Medical & Health Products)                                 25,110               884,597
    Swiss Reinsurance (Insurance)*                                           4,530               458,329
    Syngenta AG (Chemicals)*                                                30,269             1,540,477
    Synthes-Stratec, Inc. (Medical & Health Products)*##                       770               527,450
                                                                                             -----------
                                                                                             $ 3,950,304
--------------------------------------------------------------------------------------------------------
  United Kingdom - 21.6%
    AstraZeneca Group PLC (Medical & Health Products)                        9,321           $   413,830
    BP Amoco PLC, ADR (Oils)                                                23,052             1,018,207
    BT Group PLC (Telecom - Wireline)*                                      52,276               206,347
    CGNU PLC (Insurance)*                                                   91,522             1,089,650
    Chubb Corp. (Electrical Equipment)                                     178,500               385,995
    Diageo PLC (Food & Beverage Products)*                                 246,764             2,637,292
    Glaxo Wellcome PLC, ADR (Medical & Health Products)                     13,600               691,016
    Glaxosmithkline PLC (Medical & Health Products)                          4,000               100,320
    HBOS PLC (Banks & Credit Cos.)                                          19,310               227,013
    HSBC Holdings PLC (Banks & Credit Cos.)*                                39,470               475,269
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                             21,300               219,145
    Matalan PLC (Apparel & Textiles)                                        36,140               180,248
    National Grid Group (Utilities - Electric)                              17,000               107,317
    NEXT PLC (Retail)                                                       49,710               636,114
    Reckitt Benckiser PLC (Consumer Goods & Services)*                      70,649               929,229
    Reed International PLC (Telecommunications)                            114,080               959,128
    Reuters Group PLC (Business Services)                                   17,305               167,932
    Scottish Power PLC (Utilities - Electric)*                              37,510               209,798
    Smith & Nephew PLC (Medical & Health Technology Services)*              79,741               426,116
    Standard Chartered PLC (Banks & Credit Cos.)                            51,010               585,149
    Tesco PLC (Telcommunications)*                                          62,800               215,224
    Vodafone Group PLC (Telecommunications)                                666,896             1,710,589
    WPP Group PLC (Advertising)                                             45,320               442,380
                                                                                             -----------
                                                                                             $14,033,308
--------------------------------------------------------------------------------------------------------
  Scotland - 1.4%
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                 38,450           $   890,358
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $57,032,150
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 5.8%
    AFLAC, Inc. (Insurance)                                                 29,410           $   805,834
    GlobalSantafe Corp. (Oil Services)*                                      9,130               220,946
    Halliburton Co. (Oil Services)                                           6,400               137,152
    Minnesota Mining & Manufacturing Co. (Manufacturing)                     3,870               443,424
    Omnicom Group, Inc. (Advertising & Broadcasting)                         4,185               359,324
    Pharmacia Corp. (Pharmaceuticals)                                        5,349               237,496
    Philip Morris Cos., Inc. (Consumer Goods & Services)                    18,035               850,711
    Principal Financial Group, Inc. (Insurance)*                               600                13,770
    The St. Paul Cos., Inc. (Insurance)                                      1,070                50,376
    Transocean Sedco Forex, Inc. (Oil Services)                              4,140               117,162
    Willis Group Holdings Ltd. (Insurance)*                                 22,800               539,904
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $ 3,776,099
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $59,979,136)                                                  $60,808,249
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.4%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Corp., due 12/03/01                                   $   227           $   226,973
    American General Finance Corp., due 12/03/01                               270               269,968
    Bank of America Corp., due 12/03/01                                        240               240,000
    Edison Asset Securitization LLC, due 12/03/01                              491               490,942
    General Electric Capital Corp., due 12/03/01                             1,103             1,102,870
    New Center Asset Trust, due 12/03/01                                       727               726,914
    UBS Finance, Inc., due 12/03/01                                          1,080             1,079,871
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $ 4,137,538
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $64,116,674)                                             $64,945,787

Other Assets, Less Liabilities - (0.2)%                                                         (133,056)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $64,812,731
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $64,116,674)             $ 64,945,787
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         2,357,901
  Foreign currency, at value (identified cost, $20,238)                  20,466
  Cash                                                                   79,036
  Receivable for fund shares sold                                       336,454
  Receivable for investments sold                                       228,674
  Interest and dividends receivable                                     100,830
                                                                   ------------
      Total assets                                                 $ 68,069,148
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    136,826
  Payable for investments purchased                                     666,493
  Collateral for securities loaned, at value                          2,357,901
  Payable to affiliates -
    Management fee                                                        1,596
    Shareholder servicing agent fee                                         177
    Distribution and service fee                                          1,299
  Accrued expenses and other liabilities                                 92,125
                                                                   ------------
      Total liabilities                                            $  3,256,417
                                                                   ------------
Net assets                                                         $ 64,812,731
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 70,721,676
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        827,613
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (6,415,596)
  Accumulated net investment loss                                      (320,962)
                                                                   ------------
      Total                                                        $ 64,812,731
                                                                   ============
Shares of beneficial interest outstanding                            4,085,479
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $34,416,015 / 2,149,976 shares of
    beneficial interest outstanding)                                  $16.01
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $16.81
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $24,213,365 / 1,538,018 shares of
    beneficial interest outstanding)                                  $15.74
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $6,082,436 / 391,249 shares of beneficial
    interest outstanding)                                             $15.55
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $100,915 / 6,236 shares of beneficial
    interest outstanding)                                             $16.18
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                       $     66,642
    Interest on securities loaned                                        27,255
    Dividends                                                           483,592
    Foreign taxes withheld                                              (44,060)
                                                                   ------------
      Total investment income                                      $    533,429
                                                                   ------------
  Expenses -
    Management fee                                                 $    331,602
    Trustees' compensation                                                5,235
    Shareholder servicing agent fee                                      33,831
    Distribution and service fee (Class A)                               87,954
    Distribution and service fee (Class B)                              130,237
    Distribution and service fee (Class C)                               31,751
    Administrative fee                                                    2,712
    Custodian fee                                                        58,213
    Registration fees                                                    22,201
    Printing                                                             36,502
    Postage                                                               9,228
    Auditing fees                                                        19,135
    Legal fees                                                           10,515
    Miscellaneous                                                        51,202
                                                                   ------------
      Total expenses                                               $    830,318
    Fees paid indirectly                                                 (3,093)
    Reduction of expenses by investment adviser                         (25,519)
                                                                   ------------
      Net expenses                                                 $    801,706
                                                                   ------------
        Net investment loss                                        $   (268,277)
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (4,008,260)
    Foreign currency transactions                                       (21,144)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (4,029,404)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (2,328,748)
    Translation of assets and liabilities in foreign currencies           2,024
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (2,326,724)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (6,356,128)
                                                                   ------------
          Decrease in net assets from operations                   $ (6,624,405)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED              YEAR ENDED
                                                                 NOVEMBER 30, 2001            MAY 31, 2001
                                                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $  (268,277)            $  (286,051)
  Net realized loss on investments and foreign currency
    transactions                                                        (4,029,404)             (1,871,746)
  Net unrealized loss on investments and foreign currency
    translation                                                         (2,326,724)             (4,970,000)
                                                                       -----------             -----------
      Decrease in net assets from operations                           $(6,624,405)            $(7,127,797)
                                                                       -----------             -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                 $      --               $  (264,944)
  From net investment income (Class B)                                        --                  (146,138)
  From net investment income (Class C)                                        --                   (36,643)
  From net investment income (Class I)                                        --                      (903)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                    --                  (606,160)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                    --                  (503,755)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                    --                   (99,547)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                    --                    (1,587)
  In excess of net investment income (Class A)                                --                  (217,384)
  In excess of net investment income (Class B)                                --                  (119,905)
  In excess of net investment income (Class C)                                --                   (30,066)
  In excess of net investment income (Class I)                                --                      (741)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                           --                  (814,424)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                           --                  (676,836)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                           --                  (133,749)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                           --                    (2,132)
                                                                       -----------             -----------
      Total distributions declared to shareholders                     $      --               $(3,654,914)
                                                                       -----------             -----------
Net increase in net assets from fund share transactions                $   442,856             $15,494,982
                                                                       -----------             -----------
      Total increase (decrease) in net assets                          $(6,181,549)            $ 4,712,271
Net assets:
  At beginning of period                                                70,994,280              66,282,009
                                                                       -----------             -----------
  At end of period (including accumulated net investment loss
    of $320,962 and $52,685, respectively)                             $64,812,731             $70,994,280
                                                                       ===========             ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
                                 SIX MONTHS ENDED          -------------------------------------------------------------------
                                NOVEMBER 30, 2001              2001            2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $17.64            $20.60          $18.03         $19.01        $16.32        $15.98
                                           ------            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment income (loss)(S)          $(0.05)           $(0.03)         $ 0.32         $ --          $(0.05)       $ 0.11
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (1.58)            (1.84)           3.17          (0.64)         3.45          0.35
                                           ------            ------          ------         ------        ------        ------
      Total from investment operations     $(1.63)           $(1.87)         $ 3.49         $(0.64)       $ 3.40        $ 0.46
                                           ------            ------          ------         ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income               $ --              $(0.15)         $ --           $ --          $ --          $(0.08)
  From net realized gain on
    investments and foreign currency
    transactions                             --               (0.35)          (0.92)         (0.34)        (0.59)        (0.04)
  In excess of net investment income         --               (0.12)           --             --           (0.12)         --
  In excess of net relized gain on
    investments and foreigh currency
    transactions                             --               (0.47)           --             --            --            --
                                           ------            ------          ------         ------        ------        ------
      Total distributions declared to
        shareholders                       $ --              $(1.09)         $(0.92)        $(0.34)       $(0.71)       $(0.12)
                                           ------            ------          ------         ------        ------        ------
Net asset value - end of period            $16.01            $17.64          $20.60         $18.03        $19.01        $16.32
                                           ======            ======          ======         ======        ======        ======
Total return(+)                             (9.24)%++         (9.41)%         19.57%         (3.45)%       21.77%         2.88%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               2.22%+            2.08%           2.04%          2.11%         2.22%         2.39%
    Net investment income (loss)            (0.56)%+          (0.17)%          1.63%          0.02%        (0.28)%        0.72%
Portfolio turnover                            107%              104%             82%            89%          158%           89%
Net assets at end of period
  (000 Omitted)                           $34,416           $35,742         $33,767        $22,287       $15,087       $13,425

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                  $(0.05)           $(0.04)         --             --            --            --
      Ratios (to average net assets):
        Expenses##                           2.30%+            2.13%         --             --            --            --
        Net investment loss                 (0.64)%+          (0.22)%        --             --            --            --

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
                                 SIX MONTHS ENDED          -------------------------------------------------------------------
                                NOVEMBER 30, 2001              2001            2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $17.39            $20.34          $17.89         $18.96        $16.27        $15.94
                                           ------            ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment income (loss)(S)          $(0.09)           $(0.13)         $ 0.20         $(0.10)       $(0.14)       $ 0.03
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                (1.56)            (1.82)           3.17          (0.63)         3.47          0.34
                                           ------            ------          ------         ------        ------        ------
      Total from investment operations     $(1.65)           $(1.95)         $ 3.37         $(0.73)       $ 3.33        $ 0.37
                                           ------            ------          ------         ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income               $ --              $(0.10)         $ --           $ --          $ --          $ --
  From net realized gain on
    investments and foreign currency
    transactions                             --               (0.35)          (0.92)         (0.34)        (0.59)        (0.04)
  In excess of net investment income         --               (0.08)           --             --           (0.05)         --
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --               (0.47)           --             --            --            --
                                           ------            ------          ------         ------        ------        ------
      Total distributions declared to
        shareholders                       $ --              $(1.00)         $(0.92)        $(0.34)       $(0.64)       $(0.04)
                                           ------            ------          ------         ------        ------        ------
Net asset value - end of period            $15.74            $17.39          $20.34         $17.89        $18.96        $16.27
                                           ======            ======          ======         ======        ======        ======
Total return                                (9.49)%++         (9.92)%         18.97%         (3.89)%       21.26%         2.33%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               2.72%+            2.58%           2.53%          2.61%         2.72%         2.94%
    Net investment income (loss)            (1.04)%+          (0.67)%          1.03%         (0.55)%       (0.79)%        0.18%
Portfolio turnover                            107%              104%             82%            89%          158%           89%
Net assets at end of period
  (000 Omitted)                           $24,213           $28,389         $27,390        $23,482       $18,987       $15,749

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

      Net investment loss                  $(0.09)           $(0.14)         --             --            --            --
      Ratios (to average net assets):
        Expenses##                           2.80%+            2.63%         --             --            --            --
        Net investment loss                 (1.12)%+          (0.72)%        --             --            --            --

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MAY 31,
                               SIX MONTHS ENDED         ---------------------------------------------------       PERIOD ENDED
                              NOVEMBER 30, 2001             2001           2000          1999          1998      MAY 31, 1997*
                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                        CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period    $17.17           $20.15         $17.74        $18.80        $16.19             $16.02
                                         ------           ------         ------        ------        ------             ------
Income from investment operations# -
  Net investment income (loss)(S)        $(0.09)          $(0.11)        $ 0.24        $(0.09)       $(0.10)            $ 0.12
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.53)           (1.82)          3.09         (0.63)         3.39               0.21
                                         ------           ------         ------        ------        ------             ------
      Total from investment operations   $(1.62)          $(1.93)        $ 3.33        $(0.72)       $ 3.29             $ 0.33
                                         ------           ------         ------        ------        ------             ------
Less distributions declared to
  shareholders -
  From net investment income             $ --             $(0.12)        $ --          $ --          $ --               $(0.12)
  From net realized gain on
    investments and foreign
    currency transactions                  --              (0.35)         (0.92)        (0.34)        (0.59)             (0.04)
  In excess of net investment
    income                                 --              (0.11)          --            --           (0.09)              --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --              (0.47)          --            --            --                 --
                                         ------           ------         ------        ------        ------             ------
      Total distributions declared
        to shareholders                  $ --             $(1.05)        $(0.92)       $(0.34)       $(0.68)            $(0.16)
                                         ------           ------         ------        ------        ------             ------
Net asset value - end of period          $15.55           $17.17         $20.15        $17.74        $18.80             $16.19
                                         ======           ======         ======        ======        ======             ======
Total return                              (9.44)%++        (9.94)%        18.90%        (3.87)%       21.15%              2.09%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                             2.72%+           2.60%          2.54%         2.59%         2.71%              2.64%+
    Net investment income (loss)          (1.05)%+          0.60%          1.24%        (0.49)%       (0.61)%             0.80%+
Portfolio turnover                          107%             104%            82%           89%          158%                89%
Net assets at end of period
  (000 Omitted)                          $6,082           $6,784         $5,035        $2,545          $824               $235

(S) The investment adviser voluntarily waived a portion of its fee for the years indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

      Net investment loss                $(0.09)          $(0.12)        --            --            --                     --
      Ratios (to average net assets):
        Expenses##                         2.80%+           2.65%        --            --            --                     --
        Net investment loss               (1.13)%+         (0.65)%       --            --            --                     --
  * For the year from the inception of Class C shares, July 1, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MAY 31,
                             SIX MONTHS ENDED          ----------------------------------------------------      PERIOD ENDED
                            NOVEMBER 30, 2001              2001            2000          1999         1998      MAY 31, 1997*
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $17.79            $20.77          $18.08        $18.95        $16.32            $15.71
                                       ------            ------          ------        ------        ------            ------
Income from investment operations# -
  Net investment income (loss)(S)      $(0.01)           $ 0.06          $ 0.44        $ 0.07        $ 0.06            $ 0.16
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (1.60)            (1.86)           3.17         (0.60)         3.37              0.45
                                       ------            ------          ------        ------        ------            ------
      Total from investment
        operations $(1.61)             $(1.80)         $ 3.61        $(0.53)       $ 3.43            $ 0.61
                                       ------            ------          ------        ------        ------            ------
Less distributions declared to
  shareholders -
  From net investment income           $ --              $(0.20)         $ --          $ --          $ --              $ --
  From net realized gain on
    investments and foreign
    currency transactions              $ --               (0.35)          (0.92)        (0.34)        (0.59)             --
  In excess of net investment income     --               (0.16)           --            --           (0.21)             --
  In excess of net realized gain
    on investments and foreign
    currency transactions                --               (0.47)           --            --            --                --
                                       ------            ------          ------        ------        ------            ------
      Total distributions declared
        to shareholders                $ --              $(1.18)         $(0.92)       $(0.34)       $(0.80)           $ --
                                       ------            ------          ------        ------        ------            ------
Net asset value - end of period        $16.18            $17.79          $20.77        $18.08        $18.95            $16.32
                                       ======            ======          ======        ======        ======            ======
Total return                            (9.05)%++         (9.94)%         20.19%        (2.88)%       22.08%             3.88%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                           1.72%+            1.56%           1.54%         1.59%         1.64%             1.89%+
  Net investment income (loss)          (0.09)%+           0.30%           2.21%         0.40%         0.33%             2.33%+
Portfolio turnover                        107%              104%             82%           89%          158%               89%
Net assets at end of period
  (000 Omitted)                          $101               $79             $89           $59            $6            $ --

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment income (loss)     $(0.01)           $ 0.05            --            --            --                --
      Ratios (to average net assets):
        Expenses##                       1.80%+            1.61%         --              --            --                --
        Net investment income (loss)    (0.17)%+           0.25%         --              --            --                --
  * For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Investors Trust (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2001, the value of securities loaned was $2,259,795. These loans were collateralized by cash of $2,357,901 which was invested in the following short-term obligations:

                                                            SHARES       VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at
  amortized cost                                         2,357,901  $2,357,901

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

    First $500 million of average net assets                        0.975%
    Average net assets in excess of $500 million                    0.925%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective October 31, 2001 may be rescinded by MFS only with the approval of the fund's Board of Trustees. Management fees incurred for the six months ended November 30, 2001 were 0.90% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $983 for the six months ended November 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

First $2 billion                                                       0.0175%
Next $2.5 billion                                                      0.0130%
Next $2.5 billion                                                      0.0005%
In excess of $7 billion                                                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,195 for the six months ended November 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,286 for the six months ended November 30, 2001. Fees incurred under the distribution plan during the period ended November 30, 2001, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $99 and $86 for Class B and Class C shares, respectively, for the six months ended November 30, 2001. Fees incurred under the distribution plan during the six months ended November 30, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 2001, were $213, $26,752, and $395 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $37,002,832 and $36,817,062, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $65,080,949
                                                                  -----------
Gross unrealized appreciation                                     $ 4,264,864
Gross unrealized depreciation                                      (4,400,026)
                                                                  -----------
    Net unrealized depreciation                                   $  (135,162)
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2001             YEAR ENDED MAY 31, 2001
                                  ----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,231,417       $ 20,279,225        3,525,272       $ 69,733,360
Shares issued to shareholders in
  reinvestment of distributions          --                --                  98,783          1,867,498
Shares reacquired                      (1,108,078)       (18,293,363)      (3,236,215)       (64,318,241)
                                       ----------       ------------       ----------       ------------
    Net increase                          123,339       $  1,985,862          387,840       $  7,282,617
                                       ==========       ============       ==========       ============

Class B shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2001             YEAR ENDED MAY 31, 2001
                                  ----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               176,187       $  2,871,715          785,569       $ 15,198,268
Shares issued to shareholders in
  reinvestment of distributions          --                --                  69,625          1,299,221
Shares reacquired                        (270,543)        (4,377,367)        (569,502)       (10,922,293)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)               (94,356)      $ (1,505,652)         285,692       $  5,575,196
                                       ==========       ============       ==========       ============

Class C shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2001             YEAR ENDED MAY 31, 2001
                                  ----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                64,628       $  1,036,089          677,472       $ 13,443,294
Shares issued to shareholders in
  reinvestment of distributions          --                --                  15,810            291,380
Shares reacquired                         (68,420)        (1,101,807)        (548,151)       (11,103,806)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)                (3,792)      $    (65,718)         145,131       $  2,630,868
                                       ==========       ============       ==========       ============

Class I shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2001             YEAR ENDED MAY 31, 2001
                                  ----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 2,313          $  37,032            2,428       $     47,814
Shares issued to shareholders in
  reinvestment of distributions          --                --                     282              5,363
Shares reacquired                            (533)            (8,668)          (2,557)           (46,876)
                                       ----------       ------------       ----------       ------------
    Net increase                            1,780          $  28,364              153       $      6,301
                                       ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended November 30, 2001, was $323. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

MFS(R) INTERNATIONAL INVESTORS TRUST

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President, MFS Investment              Mark E. Bradley*
Management                                               Robert R. Flaherty*
                                                         Ellen Moynihan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                   SECRETARY
Professor of Surgery, Harvard Medical School             Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ - Chief              ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;                  James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                         CUSTODIAN
William R. Gutow+ - Private Investor and Real            State Street Bank and Trust Company
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
J. Atwood Ives+ - Private Investor                       investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Abby M. O'Neill+ - Private Investor                      business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Kevin R. Parke* - Chief Investment Officer and
Executive Vice President, MFS Investment                 INVESTOR SERVICE
Management                                               MFS Service Center, Inc.
                                                         P.O. Box 2281
Lawrence T. Perera+ - Partner, Hemenway                  Boston, MA 02107-9906
& Barnes (attorneys)
                                                         For general information, call toll free:
William J. Poorvu+ - Adjunct Professor, Harvard          1-800-225-2606 any business day from 8 a.m. to
University Graduate School of Business                   8 p.m. Eastern time.
Administration
                                                         For service to speech- or hearing-impaired
Jeffrey L. Shames* - Chairman and Chief                  individuals, call toll free: 1-800-637-6576 any
Executive Officer, MFS Investment Management             business day from 9 a.m. to 5 p.m. Eastern
                                                         time. (To use this service, your phone must be
J. Dale Sherratt+ - President, Insight                   equipped with a Telecommunications Device for
Resources, Inc. (acquisition planning                    the Deaf.)
specialists)
                                                         For share prices, account balances, exchanges,
Elaine R. Smith+ - Independent Consultant                or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
Ward Smith+ - Private Investor                           touch-tone telephone.

INVESTMENT ADVISER                                       WORLD WIDE WEB
Massachusetts Financial Services Company                 www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Steven R. Gorham*
Frederick J. Simmons*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee
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MFS(R) INTERNATIONAL INVESTORS TRUST                             -------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                 Paid
                                                                      MFS
500 Boylston Street                                              -------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MII-3 1/02 12M 87/287/387/887